UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement	[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

CANEUM, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[X]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Caneum, Inc.
170 Newport Center Drive
Suite 220
Newport Beach, CA 92660

Dear Stockholder:

We invite you to attend a special meeting of stockholders of Caneum, Inc. to be held at Caneum’s offices at 170 Newport Center Drive, Suite 220, Newport Beach, California, at 10:00 a.m., local time, on Monday, February 28, 2005. Holders of record of Caneum common stock at the close of business on January 7, 2005, will be entitled to vote at the special meeting or any adjournment or postponement of that meeting.

At the special meeting, we will ask you to approve an amendment to our 2002 Stock Option/Stock Issuance Plan to increase the number of shares under the plan from 3,000,000 to 7,500,000.

Our board of directors carefully reviewed and considered the amendment to the plan. Based on its review, the board of directors has determined that the amendment to the plan is advisable and is fair to and in the best interests of Caneum and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE “FOR” THE AMENDMENT TO THE PLAN.
YOUR VOTE IS IMPORTANT.

In the material accompanying this letter, you will find a Notice of Special Meeting of Stockholders, a proxy statement relating to the actions to be taken by our stockholders at the special meeting and a proxy card. The proxy statement includes important information about the proposed amendment to the 2002 Stock Option/Stock Issuance Plan. We encourage you to read the entire proxy statement carefully.

All of our stockholders are cordially invited to attend the special meeting in person. Whether or not you plan to attend the special meeting, however, please complete, sign, date and return your proxy card. It is important that your shares be represented and voted at the special meeting. If you attend the special meeting, you may vote in person as you wish, even though you have previously returned your proxy card.

On behalf of the board of directors, I thank you for your support and urge you to vote “FOR” the adoption of the amendment to the 2002 Stock Option/Stock Issuance Plan.

Sincerely,
/s/ Sukhbir Singh Mudan
Sukhbir Singh Mudan, President

February 7, 2005

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Caneum, Inc.
170 Newport Center Drive
Suite 220
Newport Beach, CA 92660

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On February 28, 2005

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Caneum, Inc., a Nevada corporation (“Caneum”), that will be held at Caneum’s offices at 170 Newport Center Drive, Suite 220, Newport Beach, California, at 10:00 a.m., local time, on Monday, February 28, 2005 (the “Special Meeting”), for the following purposes:

1.  To consider and vote upon a proposal to amend Caneum’s 2002 Stock Option/Stock Issuance Plan (the “Plan”) by increasing the number of shares authorized under the Plan from 3,000,000 to 7,500,000; and

2.  To transact such other business that may properly come before the Special Meeting or any postponement or adjournment of the meeting.

The board of directors of Caneum has determined that the amendment to the Plan is in the best interests of Caneum and its stockholders and recommends that you vote to adopt the amendment to the Plan. This item of business to be submitted to a vote of the stockholders at the Special Meeting is more fully described in the attached proxy statement, which we urge you to read carefully. We are not aware of any other business to come before the Special Meeting.

Stockholders of record at the close of business on January 7, 2005, are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement of the meeting. For ten days prior to the Special Meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the principal offices of Caneum. All stockholders are cordially invited to attend the Special Meeting in person. Approval of the amendment to the Plan will require the vote of the holders of a majority of the shares attending the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE “FOR” THE AMENDMENT TO THE PLAN.
YOUR VOTE IS IMPORTANT.

Even if you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy card to ensure that your shares will be represented at the Special Meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of approval of the amendment to the Plan. If you fail to return your proxy card, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting or approval of the amendment of the Plan. If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting.

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No person has been authorized to give any information or to make any representations other than those set forth in the proxy statement in connection with the solicitation of proxies made hereby, and, if given or made, such information must not be relied upon as having been authorized by Caneum or any other person.

By Order of the Board of Directors

Sincerely,
/s/ Sukhbir Singh Mudan
Sukhbir Singh Mudan, President
Newport Beach, California
February 7, 2005

The proxy statement is dated February 7, 2005, and is first being mailed to stockholders of Caneum on or about February 7, 2005.

Neither the United States Securities and Exchange Commission nor any state securities regulator has approved or disapproved the merger described in the proxy statement or determined if the proxy statement is adequate or accurate. Any representation to the contrary is a criminal offense.

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SUMMARY OF TERMS

This summary includes the material terms of the proposal set forth in this proxy statement but may not contain all of the information that is important to you. Additional information about Caneum has been filed with the Securities and Exchange Commission and is available as described in the sections of this proxy statement entitled “Where You Can Find More Information” on page . To understand the changes to the Stock Option/Stock Issuance Plan, you should read carefully this entire proxy statement and the documents to which we refer. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

The Increase in the Number of Shares Authorized in the Caneum Stock Option/Stock Issuance Plan (page ).

Increase in Shares for Plan (page ). There are 3,000,000 shares currently authorized under Caneum’s Stock Option/Stock Issuance Plan. We are seeking approval to increase the number of shares authorized under the Plan to 7,500,000. Caneum has granted options or issued shares under the Plan in the aggregate of 5,398,647, which is 2,398,647 in excess of the number authorized under the Plan.

The Plan (page ). The Plan permits the granting of incentive and nonstatutory stock options and permits the issuance of restricted stock awards to officers, directors, and consultants. The Plan is administered by Caneum’s compensation committee.

Interests of Management in Share Increase (page ). In considering the recommendation of our board of directors in favor of the amendment to the Plan, you should be aware that approval of the amendment will permit certain of our executive officers to exercise options granted in excess of the number of shares currently authorized under the Plan.

Recommendation of the Board of Directors (page ). Our board of directors believes that the increase in the number of shares authorized under our Stock Option/Stock Issuance Plan is advisable and in the best interests of Caneum and its stockholders. Our board of directors recommends that you vote “FOR” approval of the increase.

The Special Meeting of Caneum Stockholders (page ).

Time, Date and Place. The Special Meeting will be held to consider and vote upon the proposal to amend the 2002 Stock Option/Stock Issuance Plan to authorize an increase in the number of shares under the Plan, at our offices at 170 Newport Center Drive, Suite 220, Newport Beach, California, at 10:00 a.m., local time, on Monday, February 28, 2005.

Record Date and Voting Power. You are entitled to vote at the Special Meeting if you owned shares of Caneum common stock at the close of business on January 7, 2005, the record date for the Special Meeting. You will have one vote at the Special Meeting for each share of Caneum common stock you owned at the close of business on the record date. There are 4,358,042 outstanding shares of Caneum common stock entitled to be voted at the Special Meeting.

Procedure for Voting. To vote, you can either complete, sign, date and return the enclosed proxy card or you may attend the Special Meeting and vote in person. If your shares are held in “street name” by your broker, bank or other nominee, you should instruct your broker to vote your shares by following the instructions provided by your broker. Your broker will not vote your shares without instruction from you.

Required Vote. The proposal to amend the Stock Option/Stock Issuance Plan to increase the number of shares authorized under the Plan requires the approval of the holders of a majority of the shares of Caneum common stock present, in person or by proxy, and entitled to vote at the Special Meeting.

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THE SPECIAL MEETING

We are furnishing this proxy statement to you as part of the solicitation of proxies by our board of directors for use at the Special Meeting.

Date, Time, and Place

The Special Meeting will be held at our offices at 170 Newport Center Drive, Suite 220, Newport Beach, California, at 10:00 a.m., local time, on Monday, February 28, 2005.

Purpose of the Special Meeting

You will be asked at the Special Meeting to amend the Caneum 2002 Stock Option/Stock Issuance Plan to increase the number of shares authorized under the Plan from 3,000,000 to 7,500,000. Our board of directors has (1) determined that the amendment to the Plan is fair to, and in the best interests of, Caneum and our stockholders, (2) approved the amendment to the Plan, (3) declared the amendment to the Plan advisable to our stockholders and (4) recommended that our stockholders approve the amendment to the Plan.

Record Date; Stock Entitled to Vote; Quorum

Only holders of record of Caneum common stock at the close of business on January 7, 2005, the record date, are entitled to notice of and to vote at the Special Meeting. On the record date, 4,358,042 shares of Caneum common stock were issued and outstanding and held by approximately 123 holders of record. A quorum will be present at the Special Meeting if at least one-third of the outstanding shares of Caneum common stock entitled to vote on the record date are represented in person or by proxy. In the event that a quorum is not present at the Special Meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies if the holders of a majority of the shares of our common stock present, in person or by proxy, and entitled to vote at the Special Meeting approve an adjournment. Holders of record of Caneum common stock on the record date are entitled to one vote per share at the Special Meeting on each proposal presented.

Vote Required

The approval of the amendment to the 2002 Stock Option/Stock Issuance Plan requires the affirmative vote of the holders of a majority of the shares of Caneum common stock present, in person or by proxy, and entitled to vote at the Special Meeting.

Voting of Proxies

All shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in the manner specified by the holders. Properly executed proxies that do not contain voting instructions will be voted “for” approval of the amendment to the Stock Option/Stock Issuance Plan.

To vote, please complete, sign, date and return the enclosed proxy card. If you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting.

Shares of Caneum common stock represented at the Special Meeting but not voted, including shares of Caneum common stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

Only shares affirmatively voted for the amendment to the Plan, including properly executed proxies that do not contain voting instructions, will be counted for the proposal. If you abstain from voting, it will have the same effect as a vote against the proposal to amend the Plan. If you do not execute a proxy card, it will have no effect on the proposal to amend the Plan. Brokers who hold shares in street name for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, such as the amendment of the Plan and, as a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares. “Broker non-votes,” i.e., shares held by brokers which are represented at the meeting but which are not voted with respect to one or more particular matters, will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum exists and will have the same effect as votes “against” the adoption of the proposal to amend the Plan.

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We do not expect that any matter other than the proposal to amend the Plan will be brought before the Special Meeting. If, however, any other matters are properly presented at the Special Meeting, the persons named as proxies will vote in accordance with their judgment as to matters that they believe to be in the best interests of our stockholders.

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in street name receive instructions for granting proxies from their banks, brokers or other agents, rather than from our proxy card.

Revocability of Proxies

The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person at the Special Meeting. You may revoke your proxy at any time before the shares reflected on your proxy card are voted at the Special Meeting by: filing with our corporate secretary a properly executed and dated revocation of proxy; submitting a properly completed, executed and dated proxy card to our corporate secretary bearing a later date; or appearing at the Special Meeting and voting in person.

Your attendance at the Special Meeting will not in and of itself constitute the revocation of a proxy. If you have instructed your broker to vote your shares, you must follow the directions received from your broker to change these instructions.
Solicitation of Proxies

All proxy solicitation costs will be borne by us. The extent to which these proxy solicitation efforts will be necessary depends entirely upon how promptly proxies are received. You should send in your proxy card by mail without delay. In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies from stockholders by telephone or other electronic means or in person. We also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions.

AMENDMENT TO THE 2002 STOCK OPTION/STOCK ISSUANCE PLAN

Background

On December 18, 2002, our board of directors adopted the 2002 Stock Option/Stock Issuance Plan. Our shareholders approved the Plan in June of 2003. The Plan provides for the granting of stock options or the issuance of restricted stock to the employees, officers, and consultants of our company. This is our only stock option or stock grant Plan.

The board has authorized an amendment to our 2002 Stock Option/Stock Issuance Plan to increase the number of shares of common stock available for issuance under the Plan from 3,000,000 shares to 7,500,000 shares. Any increase in the number of shares available under the Plan requires stockholder approval. The complete text of the amendment is set forth at the end of this section of the proxy statement. Because the number of shares underlying options granted pursuant to the Plan exceeds the number of shares authorized under the Plan, the board has proposed this amendment, subject to stockholder approval.

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As of January 6, 2005, options to purchase 4,052,000 shares were outstanding and we had granted 38,147 restricted shares under the Plan. No options to purchase shares had been exercised as of that date. This exceeds the number of shares authorized under the Plan by 1,090,147. Options to purchase 37,500 shares lapsed on October 28, 2004, because the shareholders did not approve an increase in the number of shares authorized under the Plan within twelve months of the original grant on October 28, 2003. The board believes that our ability to continue providing non-cash compensation and incentives in the form of stock options and grants is crucial to our ability to attract, retain and motivate talented employees, consultants and non-employee directors.

The following table sets forth as of January 6, 2005, the options or shares granted in excess of the number of shares authorized under the Plan and the dates on which such options or shares will lapse if the increase in the number of shares authorized under the Plan is not approved:

Name	Options Granted	Shares Granted	Lapse Date
Gary Allhusen	750,000		March 17, 2005
Brittany Mason	5,000		April 28, 2005
Eric C. Bronk	100,000		May 28, 2005
Brittany Mason		5,000	June 16, 2005
Douglas Wadkins	50,000		July 28, 2005
Avtar Ranshi	50,000		August 14, 2005
Bernie Snow	17,000		September 22, 2005
Suki Mudan		13,065	October 26, 2005
Alan Knitowski		14,033	October 26, 2005
Robert Mitro		6,049	October 26, 2005
Brittany Mason	80,000		October 26, 2005
TOTAL	1,052,000	38,147

Management has not retained legal counsel to asses the possible liability of Caneum for the lapse of the 37,500 options or the potential lapse of the option and share grants set forth in the above table. If the proposed increase in the number of shares authorized under the Plan is not approved prior to March 17, 2005, the next date upon which options granted in excess of the number of shares authorized under the Plan will lapse, management will consider whether to retain legal counsel to assess the potential liability associated with the lapse of these options.

The Plan

The purpose of the Plan is to provide eligible persons an opportunity to acquire a proprietary interest in our company and as an incentive to remain in our service. Awards under the Plan consist of both non-qualified options and qualified options intended to qualify as “Incentive Stock Options” under Section 422 of the Internal Revenue Code, and stock grants. The following discussion sets forth the material terms and conditions of the Plan:

Administration

The Plan is administered by our Compensation Committee, which is composed of Douglas L. Wadkins and Avtar Singh Ranshi, two of our directors, and is chaired by Mr. Wadkins. The Compensation Committee selects the employees, directors and consultants who will be granted options or issued stock under the Plan and, subject to the provisions of the Plan, will determine the terms and conditions and number of shares subject to each option or stock issuance, except in the case of grants to officers, directors, and 10% shareholders subject to Section 16(b) of the Exchange Act, which grants are approved by the full board. In addition, Messrs. Wadkins and Ranshi do not vote on their own compensation under the Plan.

Shares Subject to the Plan

The Plan authorizes the issuance of shares or the granting of either incentive stock options or non-incentive stock options to purchase in the aggregate up to 3,000,000 shares of our common stock. The shares available for issuance will be increased or decreased according to any reclassification, recapitalization, stock split, stock dividend or other such subdivision or combination of our common stock. Shares of our common stock subject to unexercised options that expire or are terminated prior to the end of the period during which options may be granted under the Plan will be restored to the number of shares available for issuance under the Plan.

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Eligibility

The persons presently eligible to participate in the Plan are as follows: employees of our company and any of its subsidiaries, consisting of twelve persons; non-employee members of our board or non-employee members of the board of directors of any of our subsidiaries, consisting of two persons; and consultants and other independent advisors who provide services to us or any of our subsidiaries, consisting of two persons. Options may be granted, or shares issued, to consultants or advisors who are natural persons and who provide bona fide services to us or one of our subsidiaries, provided that the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for our securities.

The Plan administrator has full authority to determine which eligible persons are to be granted options and to fix the terms of the options granted not inconsistent with the provisions of the Plan. The Plan administrator also has full authority to determine which eligible persons are to be issued shares pursuant to the Plan and the terms upon which those shares are to be issued not inconsistent with the provisions of the Plan. In general, there is no limitation regarding the amount of securities that an eligible optionee or participant may receive or purchase.

Issuance of Stock and Exercise Price of Options

The Plan administrator will determine the number of shares to be issued under the stock issuance program and the purchase price thereof, and the number of shares that the optionee may purchase upon exercise of the option and the price at which the shares may be purchased. The aggregate fair market value as of the respective date or dates of the grant of any one or more options to any employee under the Plan, or any other option Plan of our company or its subsidiaries, which may for the first time become exercisable as an incentive stock option during any one calendar year cannot exceed the sum of $100,000. To the extent that an employee holds two or more of such options which become exercisable for the first time in the same calendar year, the $100,000 limitation on the right to exercise of those options as incentive stock options will be applied on the basis of the order in which the options were granted. Those options which are included in any amounts in excess of the $100,000 limitation will be deemed to be nonstatutory options and exercisable as nonstatutory options.

Stock issued under the stock issuance Plan may vest immediately or upon terms established by the Plan administrator, provided that (unless such requirement is amended or waived by the Plan administrator in a particular case) at least 20 percent of the total shares subject to a vesting schedule will fully vest in each calendar year on the anniversary date of the issuance of the shares.

Irrespective of whether a participant’s shares are vested or are held in escrow, a participant to whom shares under the stock issuance Plan have been issued will have the right to vote those shares and to receive any regular cash dividends paid on those shares.

Term

The Plan will continue in effect until all of the stock available for grants or issuance has been acquired through exercise of options or grants of shares, or until December 1, 2012, whichever is earlier. The Plan may also be terminated in the event of certain corporate transactions such as a merger or consolidation or the sale, transfer or other disposition of all or substantially all of our assets. The Plan may be terminated earlier or modified by the Board provided that no rights of optionees or participants may be altered unless with the consent of the persons holding options or shares of common stock pursuant to the Plan who are affected.

All options available to be granted, and stock to be issued, under the Plan must be granted or issued by December 1, 2012. The Plan administrator will determine the actual term of the options but no option will be exercisable after the expiration of 10 years from the date granted. No incentive stock option granted to an employee who owns more than 10% of the combined voting power of all the outstanding classes of stock in the Company may be exercised after five years from the date of grant. All options and unvested stock issuances outstanding at December 1, 2012, under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

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The options granted pursuant to the Plan are not transferable except by will or the laws of descent and distribution. Shares granted under the stock issuance program are not transferable until the shares are vested.

Material Terms of Stock Options

Stock option awards under the Plan consist of nonstatutory stock options (NSOs) and incentive stock options (ISOs). ISOs may be granted only to our employees or the employees of one of our subsidiaries.

The purchase price under each option is established by the Plan administrator, but in no event will it be less than 100% of the fair market value of our common stock for ISOs and 85% for NSOs. The ISO price applicable to any option holder who holds more than 10 percent of our outstanding common stock, or the stock of any of our subsidiaries, will be 110% percent of fair market value. The aggregate exercise price, plus applicable taxes, are due and payable in cash or check on the date of the exercise of an option. However, the Plan administrator may permit payment of the total amount due by a full-recourse, interest-bearing promissory note secured by the shares; shares of our common stock valued at fair market value on the date of exercise of the option; or through a special sale and remittance procedure through a designated brokerage firm.

The Plan administrator will fix the terms of each option, but no option can be granted for a term in excess of 10 years. The term of such an ISO option will not be longer than five years in the case of any option holder who holds, on the date of the grant of an ISO, more than 10% of the outstanding common stock of our company or any of its subsidiaries. Upon termination of services for us or one of our subsidiaries, the option holder will have a limited time in which to exercise vested options. Unless such requirement is amended or waived by the Plan administrator in a particular case, the Plan administrator will not impose a vesting schedule upon any options granted which provides for exercise of an option for less than 20 percent of the shares subject to the option and with an initial installment for vesting which is fixed for a longer period than one year from the date of grant of the option.

During the lifetime of the person to whom an option has been granted, only that person has the right to exercise the option and that person cannot assign or transfer any right to the option. Upon the death of the person to whom an option has been granted, the option may be exercised only by those persons who inherit from the holder of the option by will or under the applicable laws of descent and distribution.

A person to whom an option has been granted will not have any rights as a shareholder until the option has been exercised, the full exercise price and withholding taxes payable have been paid respecting the shares issuable upon exercise of the option, and the person exercising the option has become a shareholder of record.

The Plan administrator has the authority, with the consent of the option holder affected, to cancel outstanding options and to grant in substitution therefore new options covering the same or a different number of shares at an exercise price per share based upon the fair market value per share of such stock on the date of the grant of a new option.

If an employee is terminated for misconduct, the options granted to him will terminate immediately upon his employment termination date. Upon termination of employment with or service to our company or any of its subsidiaries of an optionee, except termination for misconduct, the following provisions will apply:

•	After termination of employment or service of an optionee for any reason other than disability, death or termination for misconduct, the optionee will have a period of three months following the date of termination of employment or service of the optionee within which to exercise all options which have vested as of the date of such termination.

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•	Upon termination of service by reason of total disability, the optionee will have a period of 12 months following the date of termination within which to exercise all options which have vested as of the date of such termination.

•	If the employment or service of an optionee terminates by reason of the death of that optionee the personal representative of the estate of the deceased optionee or the person or persons to whom an option passes by will or the laws of descent and distribution will have a period of 12 months within which to exercise all options which have vested at the date of the death of the optionee.

•	Under no circumstance of termination of employment or service will any options be exercisable after the specified term of the option has expired.

•	The Plan administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following optionee’s cessation of service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or permit the option to be exercised, during the applicable post-service exercise period, not only with respect to the number of vested shares for which such option is exercisable at the time of the optionee’s cessation of service but also with respect to one or more additional installments in which the optionee would have vested under the option had the optionee continued in service.

Material Terms of Stock Grants

At the discretion of the Plan administrator, shares may be granted at such cost as determined by the Plan administrator, or for no monetary compensation.

Stock issued under the stock issuance Plan may vest immediately or upon terms established by the Plan administrator, provided that at least 20 percent of the total shares subject to a vesting schedule will fully vest in each calendar year on the anniversary date of the issuance of the shares.

Irrespective of whether a participant’s shares are vested or are held in escrow, a participant to whom shares under the stock issuance Plan have been issued will have the right to vote those shares and to receive any regular cash dividends paid on those shares.

If employment with or service to us terminates for whatever cause at a time when the participant holds unvested shares issued under the stock issuance Plan, those shares will be immediately surrendered to us and cancelled. In the event the participant paid for the shares surrendered in cash or cash equivalent, the amount of that consideration will be repaid. In the event that the participant furnished a promissory note in payment of shares surrendered, the remaining balance of that note attributable to the surrendered shares will be cancelled. In the sole discretion of the Plan administrator, the surrender and cancellation of any unvested shares issued under the stock issuance Plan may be waived at anytime by the Plan administrator subject to such terms and conditions or on no terms and conditions as the Plan administrator may determine.

Amendment to the Plan

Our board of directors has complete and exclusive power and authority to amend or modify the Plan. However, no amendment or modification can adversely affect the rights and obligations with respect to options or unvested stock issuances which are outstanding under the Plan unless the optionee or the participant consents to the amendment or modification. Also, the board of directors cannot amend the Plan, without shareholder approval, in a manner which would:

•	cause outstanding options which are intended to qualify as incentive options to fail to qualify;

•	increase the number of shares issuable over the term of the Plan;

•	cause the Plan to fail to meet the requirements of Rule 16b-3; or

•	violate applicable law.

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Options may be granted, and shares may be issued, under the Plan which are in each instance in excess of the number of shares then available for issuance, so long as any excess shares actually issued would be held in escrow until shareholder approval is obtained to amend the Plan to increase the number shares available for issuance. If shareholder approval were not obtained within twelve months after the date the first excess of issuances are made, then any unexercised options granted on the basis of this excess shares would terminate and cease to be outstanding and we would promptly refund to the optionees and the participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest for the period the shares were held in escrow, and the shares would thereupon be automatically canceled and cease to be outstanding.

As of January 6, 2005, options to purchase 4,052,000 shares were outstanding and we had granted 38,147 restricted shares under the Plan. This exceeds the number of shares authorized under the Plan by 1,090,147. Of the outstanding options granted in excess of the number authorized, 100,000 were granted to our consultants pursuant to consulting agreements; 750,000 were granted to Mr. Alllhusen, our Executive Vice-President pursuant to his employment agreement; 50,000 each were granted to Mr. Ranshi and Mr. Wadkins, two of our outside directors as annual compensation for serving as outside directors; and 102,000 were issued to employees of the company. Also, 38,147 shares were issued under the plan to Ms. Mason and Messrs. Mudan, Knitowski, and Mitro pursuant to their employment agreements. The shares granted to Messrs. Mudan, Knitowski, and Mitro were issued as bonuses for 2004 pursuant to their employment agreements. The legal implications to Caneum of terminating these options and shares granted and issued in excess of the shares authorized under the Plan could be material. The inability of the holders of the options and shares granted pursuant to written employment or consulting agreements could cause Caneum to be in breach of the agreements and subject the company to possible monetary damages equal to the value of the unexercised options or the shares. The inability of the outside directors to exercise their options could result in their resignation from the board of directors.

Federal Income Tax Consequences of the Programs

The following is a general discussion of the federal income tax effects of participating in the Plan. Because the application and effect of federal taxation depends for specific results on the precise circumstance of the individual option holder and individual participant in the Plan, persons are directed to seek the advice of their legal and tax professionals for specific appropriate guidance in respecting options and shares acquired under the Plan. Moreover, because state and local laws respecting income taxes are variable, persons are further directed to seek the advice of such professionals regarding the effect of these laws.

The Option Grant Program

Options granted under the Plan may be either tax-qualified employee incentive options or non-qualified options. Qualified options can be granted only to employees, while non-qualified options can be granted to employees, non-employee directors, and consultants.

Incentive Stock Options. In the case of incentive options, neither grant nor exercise results in compensation income to the employee or a compensation deduction for the company. If the employee holds the stock issued on exercise for a holding period of at least two years after the date of grant, or one year after the exercise (whichever is longer), then upon subsequent sale of the stock, the employee will recognize as capital gains income (not compensation income) the difference between the sale price and the exercise price. If the employee sells the stock before the prescribed holding period has passed (a “disqualifying disposition”), then the employee will recognize as compensation income the difference between the exercise price and the fair market value of the stock at the time of exercise. That compensation income will be added to the basis of the option stock in determining the capital gain, if any, on the disqualifying disposition.

Non-qualified Stock Options. In the case of non-qualified options, the grant does not result in compensation income for the option holder or a compensation deduction for the company. The exercise of a non-qualified option results in the option holder recognizing as compensation income the difference between the exercise price and the fair market value of the stock at the time of exercise. The company would have a compensation deduction in the same amount.

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The Stock Issuance Plan

Any shares of common stock issued to a participant as a bonus or as an incentive to accept employment with the issuer or any of its subsidiaries will be subject to federal taxation as ordinary income in the amount of the fair market value of those shares on the date of issuance. In circumstances when a participant purchases shares of common stock under our stock issuance Plan at a price less then the fair market price of those shares on the date of issuance thereof, the participant will have taxable ordinary income in the amount of the difference between the price paid for the relevant shares and the fair market value thereof on the date of issuance of the shares. In either case, the participant will have to pay applicable withholding taxes, social security taxes and Medicare taxes.

Options Granted to Management and Employees

The following table shows all outstanding options as of January 6, 2005, whether currently exercisable or not, granted under the Plan to our officers, directors and employees. This table does not include the options granted to officers, directors, or non-management employees on and after October 28, 2003, at which time the number of options granted exceeded the number of shares authorized under the Plan. These options are subject to stockholder approval of the increase in Plan shares. Those options will not be exercisable unless and until the stockholders approve the proposed increase in Plan shares. See Interest of Management In Share Increase and the New Option Benefits Table below.

OUTSTANDING OPTIONS TABLE
Name and Position	Number of Option Shares	Dollar Value(1)

Alan Knitowski, Chairman	1,000,000	$1,350,000
Sukhbir Singh Mudan, Director, President, & Treasurer	1,000,000	$1,350,000
Robert F. Mitro, Vice-Chairman	750,000	$1,012,500
Jason Daggett, former director	55,000	$77,000
Avtar Ranshi, Director	45,000	$63,000

One Executive Officer	1,000,000	$1,350,000

Two Non-Executive Directors as a Group	100,000	$140,000

Two Non-Management Employees as a Group	1,750,000	$2,362,500

___________________
(1)	The dollar value of the options is determined by the difference between the exercise price of the options and the fair market value of the underlying stock as determined by the closing price of the stock on the date of this table. On January 6, 2005, the closing price of the common stock as reported by the OTC Bulletin Board was $1.90 per share.

Interest of Management in Share Increase

On October 28, 2003, the compensation committee granted options for 150,000 shares to Eric Bronk, a consultant to Caneum. Of these options 37,500 represented options to purchase shares in excess of the number authorized under the Plan as specified in the New Options and Shares Benefits Table below. The committee granted the 37,500 options subject to stockholder approval of an increase in the Plan shares. These options to purchase 37,500 shares lapsed on October 28, 2004. The exercise price for all of these options is $0.75 per share. The options will vest as follows: 1/12th for each operating quarter in which the gross revenue excess that of the prior quarter, 1/12th for each $250,000 in aggregate revenues from non-acquisition generated revenues, and immediately at December 31, 2006. The options expire five years from the date of grant. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on October 28, 2003, which was deemed by management as $0.75 per share. None of the options will be exercisable unless and until the stockholders approve the proposed increase in the shares available under the Plan.

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On March 17, 2004, the compensation committee granted options for a total of 750,000 shares to Gary Allhusen, an executive officer, as specified in the New Options and Shares Benefits Table below. The committee granted these options subject to stockholder approval of an increase in the Plan shares. The exercise price for all of these options is $0.75 per share. Of the total options granted, 500,000 will vest as follows: 1/12th upon the date of the grant, 1/12th for each operating quarter in which the gross revenue excess that of the prior quarter, 1/12th for each $250,000 in aggregate revenues from non-acquisition generated revenues, and immediately at September 17, 2007. The remaining 250,000 options will vest at the rate of 6,250 per $125,000 of new top line revenue that he delivers to Caneum and any remaining unvested options at September 17, 2007. The options expire five years from the date of grant. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on March 17, 2004, which was deemed by management as $0.75 per share. None of the options will be exercisable unless and until the stockholders approve the proposed increase in the shares available under the Plan.

On April 28, 2004, the compensation committee granted options for a total of 5,000 shares to Brittany Mason, an assistant secretary, as specified in the New Options and Shares Benefits Table below. The committee granted these options subject to stockholder approval of an increase in the Plan shares. The exercise price for these options is $0.75 per share, they vest as to 1/4 of the shares every three months, and they expire five years from the date of grant. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on April 28, 2004, which was deemed by management as $0.75 per share. Also, on June 16, 2004, the compensation committee granted 5,000 fully-vested shares to Ms. Mason under the Plan, which shares were valued at $0.75 per share. None of the options will be exercisable unless and until the stockholders approve the proposed increase in the shares available under the Plan. If the stockholders do not approve the proposed increase, Ms. Mason will be required to return the 5,000 shares granted under the Plan.

On May 28, 2004, the compensation committee granted additional options for 100,000 shares to Eric Bronk, a consultant to Caneum, as specified in the New Options and Shares Benefits Table below. The committee granted these options subject to stockholder approval of an increase in the Plan shares. The exercise price for all of these options is $0.75 per share. The options will vest as follows: 1/12th for each operating quarter in which the gross revenue excess that of the prior quarter and 1/12 th for each $250,000 in aggregate revenues from non-acquisition generated revenues. The options expire five years from the date of grant. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on May 28, 2004, which was deemed by management as $0.75 per share. None of the options will be exercisable unless and until the stockholders approve the proposed increase in the shares available under the Plan.

On July 28, 2004, the board granted options for a total of 50,000 shares to Douglas L. Wadkins, one of our directors, as specified in the New Options and Shares Benefits Table below. The board granted these options subject to stockholder approval of an increase in the Plan shares. The exercise price for these options is $3.00 per share, they vest as to 1/4 of the shares at the end of each three-month period, and they expire five years from the date of grant. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on July 28, 2004, which was deemed by management as $3.00 per share.

On August 14, 2004, the board granted options for 50,000 shares to Avtar Ranshi, one of our directors, as specified in the New Options and Shares Benefits Table below. The board granted these options subject to stockholder approval of an increase in the Plan shares. The exercise price for these options is $2.40 per share, they vest as to 1/4 of the shares at the end of each three-month period starting August 14, 2004, and they expire five years from August 14, 2004. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on August 14, 2004, which was deemed by management as $2.40 per share.

On September 22, 2004, the board granted options for 268,000 shares to Bernie Snow, for accepting employment, of which all but 17,000 have lapsed, as specified in the New Options and Shares Benefits Table below. The board granted these options subject to stockholder approval of an increase in the Plan shares. The exercise price for these options is $2.44 per share. Mr. Snow terminated his employment with Caneum and all but 17,000 of these options lapsed. The remaining 17,000 options are fully vested and will lapse on January 20, 2005, if they are not exercised on or before that date. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on September 22, 2004, which was deemed by management as $2.44 per share.

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On October 26, 2004, the compensation committee granted options for a total of 80,000 shares to Brittany Mason, an assistant secretary, as specified in the New Options and Shares Benefits Table below. The committee granted these options subject to stockholder approval of an increase in the Plan shares. The exercise price for these options is $2.50 per share, they vest as to 12/48ths of the total options granted at the end of the first year of employment, 1/48th at the end of each month following the first year for a period of three years, and immediately in the event of a Corporate Transaction, as defined in the 2002 Stock Option/Stock Issuance Plan. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on October 26, 2004, which was deemed by management as $2.50 per share.

NEW OPTIONS AND SHARES BENEFITS TABLE

The following table sets forth at January 6, 2005, the options and shares granted in excess of the 3,000,000 shares currently authorized under the Plan:

Name and Position	Number of Option Shares	Dollar Value(1)

Gary Allhusen, Vice-President	750,000	$862,500
Brittany Mason, Assistant Secretary	5,000	$5,750
Eric Bronk, consultant	100,000	$115,000
Brittany Mason, Assistant Secretary	5,000 (2)	$9,500
Douglas L. Wadkins, director	50,000	-0-
Avtar Ranshi, director	50,000	-0-
Bernie Snow, former employee	17,000	-0-
Suki Mudan, President	13,065 (2)	$24,824
Alan Knitowski, Chairman	14,033 (2)	$26,663
Robert Mitro, Vice-Chairman	6,049 (2)	$11,493
Brittany Mason, Assistant Secretary	80,000	-0-

Two Executive Officers	763,065	$887,324

Two Non-Executive Directors as a Group	100,000	-0-

Five Non-Management Employees as a Group	227,082	$168,406
________________
(1)	The dollar value of the options is determined by the difference between the exercise price of the options and the fair market value of the underlying stock as determined by the closing price of the stock on the date of this table. The dollar value of the shares held by Ms. Mason and Messrs. Mudan, Knitowski, and Mitro is determined by the closing price of the stock on the date of the table. On January 6, 2005, the closing price of the common stock as reported by the OTC Bulletin Board was $1.90 per share. The options held by Mr. Wadkins, Mr. Ranshi, Mr. Snow, and Ms. Mason, are exercisable at $3.00, $2.40, $2.44, and $2.50, respectively, and therefore were not in-the-money as of the date of this table.

(2)	These shares were issued as a stock grant under the stock issuance Plan segment of our 2002 Stock Option/Stock Issuance Plan.

In the event that the stockholders do not approve the proposed increase in the shares available under the Plan, the new options shown above will terminate and the shares will be returned by the holder to the authorized but unissued common stock of the company. If the stockholders do approve the increase, the options and shares shown above will become effective, and the balance of 3,409,853 shares then available under the Plan will be available for further grants to directors and officers, as well as to other employees and consultants.

We have not granted or agreed to grant any options to management other than the outstanding options and the new options granted subject to approval of the increase in Plan shares, as shown in the tables above. If the stockholders approve the increase in Plan shares, we expect to continue granting options in accordance with our current compensation policies.

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•	Executive and director employee option grants. We have employment agreements with three of our directors, Sukhbir Singh Mudan, our President, Alan Knitowski, our Chairman, and Robert F. Mitro, our Vice-Chairman. These employment agreements do not require us to grant additional options. However, the agreements provide that they are eligible to receive an annual bonus between 25.0% and 100.0% of the then applicable base salary payable in cash or stock. On October 26, 2004, the compensation committee granted stock bonuses to these persons which vested on January 2, 2005. The committee granted 13,065 shares to Mr. Mudan, 14,033 shares to Mr. Knitowski, and 6,049 shares to Mr. Mitro.

•	Non-employee directors’ initial option grants. When a non-employee director is first elected to the board, he receives an option to purchase 25,000 shares for accepting his appointment and his service as a director during the first year. The options are exercisable at market value at the time of grant. The board also grants options to purchase 10,000 shares for these directors to serve on a committee of the board, and 5,000 shares to chair the committee. These options vest as to 25% of the options every three months, starting on the date of grant. They expire five years from the date of grant.

•	Non-employee directors’ annual option grants. On each annual anniversary date of the appointment of a non-employee director, the director receives additional options to purchase 25,000 shares for his service as a director during the year. The options are exercisable at market value at the time of grant. The board also grants options to purchase 10,000 shares for these directors to serve on a committee of the board, and 5,000 shares to chair the committee during the year. These options vest as to 25% of the options every three months, starting on the date of grant. They expire five years from the date of grant.

Management’s interest in stockholder approval of an increase in Plan shares available includes validation of the options granted to the named officers, which are not currently exercisable, and the ability to continue to receive option grants under the Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth as of the most recent fiscal year ended December 31, 2004, certain information with respect to compensation Plans (including individual compensation arrangements) under which our common stock is authorized for issuance:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation Plans (excluding securities reflected in column (a) and (b) (c)
Equity compensation Plans approved by security holders	4,052,000 (1)	$0.70	-0-
Equity compensation Plans not approved by security holders	-0-	-0-	-0-
Total	4,052,000 (1)	$0.70	-0-

______________
(1)	Our 2002 Stock Option/Stock Issuance Plan only authorizes the issuance of 3,000,000 shares under the Plan. However, paragraph IV(C)(2) of the Plan permits the granting of options or issuance of stock under the Plan in excess of the number of shares of common stock then available for issuance under the Plan, provided any excess shares are to be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of common stock available for issuance under the Plan. Shareholder approval of the increase must be obtained within twelve months following the grant or issuance in excess of the authorized shares. In this instance, the option grants in excess of 3,000,000 underlying shares were made on or after October 28, 2003, and the options to purchase 37,500 shares which were granted on October 28, 2003, lapsed on October 28, 2004.

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The Compensation Committee of Caneum has entered into discussions with Mr. Bronk, the holder of the lapsed options, to negotiate a reissuance of the options. Management anticipates that Caneum will grant options or shares to Mr. Bronk equivalent in value to the lapsed options, but no definitive agreement has been reached.

Recommendation of the Board of Directors

At a meeting of our board of directors held on July 28, 2004, at which all of our directors were present, our board of directors concluded that the proposal to increase the number of shares under our stock option/stock issuance Plan was advisable and fair to and in the best interests of Caneum and our stockholders. The board members present at the meeting unanimously approved the increase in the number of shares under the Plan, declared the increase advisable and recommended that the stockholders adopt the amendment to the Plan.

Our board of directors recommends that our stockholders vote “FOR” the amendment to the Plan to increase the number of shares under the Plan.

Text of Plan Amendment

Paragraph 1 of Section 1(E) of the Stock Option/Stock Issuance Plan will be amended to read as follows (changed language is bracketed and struck through):

The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed [~~3,000,000~~] 7,500,000 shares.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Executive Officers

Summary Compensation Table.    The following table sets forth information concerning the annual and long-term compensation awarded to, earned by, or paid to the named executive officer for all services rendered in all capacities to our company for the years ended December 31, 2004, 2003, and 2002:

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
					Restricted	Securities
				Other Annual	Stock	Underlying
Name and		Salary	Bonus	Compensation	Award(s)	Options
Principal Position	Year	($)	($)	($)	($)	(#)
Sukhibir Singh Mudan,	2004	$120,000	$32,401(1)	$12,919(2)	-0-	-0-
President	2003	$53,534	-0-	$6,468(3)	-0-	1,000,000
	2002	-0-	-0-	-0-	-0-	-0-

________________
(1)	At the discretion of the compensation committee, the bonus was issued as 13,065 shares of common stock with a fair market value of $2.48 per share on the date of issuance.

(2)	This figure includes insurance premiums paid by us for medical, dental, and vision healthcare coverage for Mr. Mudan during 2004.

(3)	This figure includes insurance premiums paid by us for medical, dental, and vision healthcare coverage for Mr. Mudan during the final six months of 2003; no premiums were paid during the first half of 2003.

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Option Grants Table.  The following table sets forth information concerning individual grants of stock options to purchase our common stock made to the executive officer named in the Summary Compensation Table during the fiscal year ended December 31, 2004.

OPTIONS GRANTS IN LAST FISCAL YEAR
(Individual Grants)

Name	Number of securities underlying options granted (#)	Percent of total options granted to employees in last fiscal year	Exercise or base price ($/Share)	Expiration date
Sukhbir Singh Mudan	-0-	-0-	-0-	n/a

Aggregated Option Exercises and Fiscal Year-End Option Value Table.    The following table sets forth certain information regarding stock options exercised during the fiscal year ended December 31, 2004, and held as of December 31, 2004, by the executive officer named in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)	Value of Unexercised In-The-Money Options at Fiscal Year-End($)(1)
Name	Shares acquired on exercise (#)	Value realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Sukhbir Singh Mudan	-0-	-0-	583,333/416,667	$1,020,833/$729,167(1)
_______________
(1)	At December 31, 2004, the fair market value of the shares underlying the unexercised options was $2.30 per share .

Employment Agreements

On October 28, 2003, our Compensation Committee approved employment agreements with Sukhbir Singh Mudan, our President, Alan S. Knitowski, our Chairman, and Robert F. Mitro, our Vice-Chairman. The following description sets forth the material individual terms of these agreements:

•	Sukhbir Singh Mudan. The initial period of the employment agreement for Mr. Mudan is three years. Beginning on the expiration date, and on each anniversary thereafter, unless it is terminated earlier as provided therein or Caneum delivers written notice to Mr. Mudan of its intention not to extend the Agreement at least ninety days before such anniversary date, the term of the employment agreement will automatically be extended for one additional year. He is required to devote not less than 100% of his business time to the business of Caneum. His base salary is $120,000 per annum. He received options to purchase 1,000,000 shares at $.55 per share as additional compensation for entering into the agreement. Of these options, 83,333 vested on June 30, 2003 and the reminder vest at the rate of 83,333 for each operating quarter in which the gross revenue for such quarter exceeds the gross revenue of the prior quarter, and/or 83,333 for each $250,000 in gross revenue generated cumulatively in the aggregate since inception of the company. Any unvested options will vest on December 31, 2006. At January 6, 2005, a total of 583,333 of his options had vested. On October 26, 2004, the Compensation Committee granted 13,065 restricted shares to Mr. Mudan as a performance bonus for 2004. These shares vested on January 2, 2005.

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•	Alan S. Knitowski. The employment agreement with Mr. Knitowski will continue until terminated by one of the parties as provided therein. Mr. Knitowski is required to devote his best efforts to performing well all duties that Caneum may reasonably assign to him from time to time during the term of the agreement, but he will not be required to devote in excess of 25% of his business time and effort to providing these services. His base salary is $120,000 per annum. He received options to purchase 1,000,000 shares at $.55 per share as additional compensation for entering into the agreement. Of these options, 83,333 vested on June 30, 2003 and the reminder vest at the rate of 83,333 for each operating quarter in which the gross revenue for such quarter exceeds the gross revenue of the prior quarter, and/or 83,333 for each $250,000 in gross revenue generated cumulatively in the aggregate since inception of the company. Any unvested options will vest on December 31, 2006. At January 6, 2005, a total of 583,333 of his options had vested. On October 26, 2004, the Compensation Committee granted 14,033 restricted shares to Mr. Knitowski as a performance bonus for 2004. These shares vested on January 2, 2005.

•	Robert F. Mitro. The employment agreement with Mr. Mitro will continue until terminated by one of the parties as provided therein. Mr. Mitro is required to devote his best efforts to performing well all duties that Caneum may reasonably assign to him from time to time during the term of the agreement, but he will not be required to devote in excess of 25% of his business time and effort to providing these services. His base salary is $60,000 per annum. He received options to purchase 750,000 shares at $.55 per share as additional compensation for entering into the agreement. Of these options, 62,500 vested on June 30, 2003 and the reminder vest at the rate of 62,500 for each operating quarter in which the gross revenue for such quarter exceeds the gross revenue of the prior quarter, and/or 62,500 for each $250,000 in gross revenue generated cumulatively in the aggregate since inception of the company. Any unvested options will vest on December 31, 2006. At January 6, 2005, a total of 437,500 options had vested. On October 26, 2004, the Compensation Committee granted 6,049 restricted shares to Mr. Mitro as a performance bonus for 2004. These shares vested on January 2, 2005.

On March 17, 2004, our Compensation Committee approved an employment agreement with our Executive Vice-President, Gary D. Allhusen. The initial period of the employment agreement for Mr. Allhusen is three years. Beginning on the initial expiration date, and on each anniversary thereafter, unless it is terminated earlier as provided therein or Caneum delivers written notice to Mr. Allhusen of its intention not to extend the employment agreement at least ninety days before such anniversary date, the term of the employment agreement will automatically be extended for one additional year. He is required to devote 100% of his business time to the business of Caneum. His base salary is $120,000 per annum. He received options to purchase 750,000 shares at $.75 per share as additional compensation for entering into the agreement. Of the first 500,000 options, 41,667 vested on March 17, 2004; beginning with the operating quarter ending March 31, 2004, 41,667 will vest each operating quarter in which the gross revenue for such quarter exceeds the gross revenue of the prior quarter, and/or 41,667 for each $250,000 in aggregate revenues Caneum achieves from non-acquisition generated revenues; and immediately on September 17, 2006. The remaining 250,000 options will vest at the rate of 6,250 per $125,000 of new top line revenue that he delivers to Caneum, with the lone requirement that it must be profitable revenue in accordance with Caneum policies/guidelines, which have not yet been established, and any of these options which are unvested on September 17, 2006, will immediately vest. At December 16, 2004, a total of 227,085 of his options had vested.

Each of the employment agreements for the above named individuals contains the following provisions which apply to each of the parties:

•	Each employee, except Mr. Allhusen, is eligible to receive an annual performance bonus between 25% and 100% of the then applicable base salary upon achievement of annual performance objectives payable either in cash or stock. For 2004 no specific performance bonuses were established, but bonuses were granted by the Compensation Committee based on a review of the employee’s performance during 2004. Performance bonuses for 2004 were paid in common stock of Caneum only and no cash bonuses were granted. Performance objectives for subsequent years will be established by the Chairman, and in the case of performance objectives for the Chairman, by the compensation committee, for each calendar year beginning with the year ending December 31, 2005. These performance objectives have not yet been established.

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•	Each employee, together with his spouse and dependents, is entitled to participate in any employee benefit plans maintained by the Company of general applicability to other senior executives, including, without limitation, group medical, dental, vision, disability, life insurance, flexible-spending account, 401(k) and other plans.

•	The employee is entitled to four weeks paid vacation per year.

•	Each agreement contains customary termination provisions. The agreements will be terminated by Caneum due to the death or disability of the employee, in which event Caneum shall pay the base salary through the date of termination and all unexercised options will immediately vest. The agreement may also be terminated by Caneum for cause, in which event Caneum will pay the base salary through the date of termination, but all unexercised options shall lapse. Caneum may also terminate the agreements without cause upon ninety days’ notice, in which event Caneum will pay the base salary through the date of termination, and all unexercised options will immediately vest, except in the case of Mr. Allhusen for whom only one-half of the unexercised options will vest. The employee may terminate the employment agreement at any time, in which event Caneum will pay the base salary through the date of termination, but all unexercised options shall lapse.

•	Each agreement also contains certain confidentiality covenants, but does not contain non-competition or anti-piracy provisions.

•	Each agreement contains covenants that for a period of twelve months following termination of employment, the employee will not solicit another employee to leave Caneum.

Compensation of Directors

On August 14, 2003, our board of directors granted to Jason Daggett, one of our former directors, stock options to purchase 55,000 shares. These options were granted in connection with his appointment as a director, for his appointment to the audit and compensation committees, and for appointment as chairman of each committee. The options were granted pursuant to our Stock Option/Stock Issuance Plan. The options are exercisable at $.50 per share and expire five years from the date of grant. These options are fully vested. Mr. Daggett resigned as a director effective August 15, 2004.

On August 14, 2003, our board of directors granted to Avtar Singh Ranshi, one of our directors, stock options to purchase 45,000 shares. These options were granted in connection with his appointment as a director and for his appointment to the audit and compensation committees. The options were granted pursuant to our Stock Option/Stock Issuance Plan. The options are exercisable at $.50 per share and expire five years from the date of grant. The options vest at the rate of 25% at the end of each three-month period from the date of grant. On August 25, 2004, we granted an additional 50,000 options to Mr. Ranshi for continuation as a director and member of the audit and compensation committees. These options are exercisable at $2.40 per share and expire five years from August 14, 2004. The options vest at the rate of 25% at the end of each three-month period from August 14, 2004.

In connection with their appointment as directors in April 2003, Mr. Knitowski and Mr. Mitro were each granted 225,000 fully vested shares of our common stock at par value for an aggregate of $225 each paid by these individuals.

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On July 28, 2004, our board of directors granted to Douglas L. Wadkins, one of our directors, stock options to purchase 50,000 shares. These options were granted in connection with his appointment as a director and for his appointment to the audit and compensation committees, and as chairman of the compensation committee. The options were granted pursuant to our Stock Option/Stock Issuance Plan. The options are exercisable at $3.00 per share and expire five years from the date of grant. The options vest at the rate of 25% at the end of each three-month period from the date of grant.

Directors are permitted to receive fixed fees and other compensation for their services as directors, as determined by our board of directors. The board has adopted a policy to compensate non-employee directors. Each such director receives options to for each year of service. At the commencement of each year of service as a non-employee director, the person receives options to purchase 25,000 shares. The options are exercisable at market value at the time of grant. The board also grants annual options to purchase 10,000 shares for these directors to serve on a committee of the board, and 5,000 shares to chair the committee. These options vest as to 25% of the options per quarter, starting on the date of grant. They expire five years from the date of grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of January 6, 2005, by each person known to us to own beneficially more than 5% of the outstanding shares of our common stock; by each of our directors and executive officers; and by all of our directors and executive officers as a group:

	Amount and Nature
	of Beneficial
Name and Address of Beneficial Owner	Ownership (1)	Percent of Class

Sukhbir Singh Mudan	847,430 (2)	17.15%
13542 Caminito Carmel
Del Mar, CA 92014

Alan S. Knitowski	964,033 (3)	19.51%
170 Newport Center Drive
Suite 220
Newport Beach, CA 92660

Robert F. Mitro	835,216 (4)	17.42%
20 East Main Street
Suite 19
Los Gatos, CA 95030

Avtar Singh Ranshi	175,000 (5)	3.95%
66 Marshals Drive
St. Albans, Hertfordshire
UK ALI 4RF

Gary D. Allhusen	227,000 (6)	*
170 Newport Center Drive
Suite 220
Newport Beach, CA 92660

Douglas L. Wadkins	125,000 (7)	2.85%
170 Newport Center Drive
Suite 220
Newport Beach, CA 92660

Executive Officers and Directors as a Group (6 Persons)	3,173,679	50.50%

Jason Daggett	275,333 (8)	6.24%
23679 Calabasas Rd.
Suite 554
Calabasas, CA 91302
___________
*	Less than 1%.

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________________
(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or exercisable within 60 days of the date of this table. Applicable percentages are based on 4,358,042 shares of our common stock outstanding on January 6, 2005.

(2)	Mr. Mudan holds vested options to purchase 583,333 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Mudan.

(3)	These shares are held of record by a family trust controlled by Mr. Knitowski. Mr. Knitowski holds vested options to purchase 583,333 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Knitowski.

(4)	These shares are held of record by a living trust controlled by Mr. Mitro. Mr. Mitro holds vested options to purchase 437,500 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Mitro.

(5)	Dr. Ranshi holds vested options to purchase 70,000 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Dr. Ranshi. Of the total 57,500 options, 25,000 options were granted on August 14, 2004, in excess of the number of shares authorized in our 2002 Stock Option/Stock Issuance Plan and cannot be exercised unless and until the Plan is amended to increase the number of shares authorized under the Plan sufficiently to include these options. If the Plan is not so amended to increase the number of shares authorized, these options will expire one year from the date of grant.

(6)	Mr. Allhusen holds vested options to purchase 227,000 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Allhusen. These options were granted on March 17, 2004, in excess of the number of shares authorized in our 2002 Stock Option/Stock Issuance Plan and cannot be exercised unless and until the Plan is amended to increase the number of shares authorized under the Plan sufficiently to include these options. If the Plan is not so amended to increase the number of shares authorized, these options will expire one year from the date of grant.

(7)	Mr. Wadkins holds vested options to purchase 25,000 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Wadkins. These options were granted on July 28, 2004, in excess of the number of shares authorized in our 2002 Stock Option/Stock Issuance Plan and cannot be exercised unless and until the Plan is amended to increase the number of shares authorized under the Plan sufficiently to include these options. If the Plan is not so amended to increase the number of shares authorized, these options will expire one year from the date of grant.

(8)	Mr. Daggett holds vested options to purchase 55,000 shares which are exercisable within sixty days. The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Daggett. Of the remaining shares, 50,000 are held of record by a corporation owned by Mr. Daggett and 170,333 are held of record by a limited liability company of which Mr. Daggett is the managing member. Mr. Daggett resigned as a director of Caneum effective August 15, 2004.

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OTHER MATTERS

As of the date of this proxy statement, our board of directors is not aware of any matter to be presented for action at the Special Meeting, other than the matters set forth in this proxy statement. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form of proxy confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment.

Adjournments

The Special Meeting may be adjourned without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the shares of our common stock present, in person or by proxy, and entitled to vote at the Special Meeting.

Stockholder Proposals

We may hold an annual meeting of stockholders in 2005. This would be the first annual meeting of stockholders we have held, and we have not yet established the date for this meeting. Stockholders who wish to bring matters or propose nominees for director at our 2005 annual meeting of stockholders must have provided certain information to us not more than 120 days and not less than 60 days before the 2005 annual meeting of stockholders or, in the event public announcement of the date of the 2005 annual meeting of stockholders is first made by us fewer than 70 days prior to the date of the 2005 annual meeting of stockholders, the close of business on the 10 th day following the day on which public announcement of the date of the 2005 annual meeting of stockholders is first made by us.

Where You Can Find More Information

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at the SEC public reference room at the following location: Public Reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov .

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated February 7, 2005. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

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Caneum, Inc.
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 28, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF CANEUM, INC.

The undersigned stockholder of Caneum, Inc., a Nevada corporation (“Caneum”), hereby revokes all previous proxies, acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated February 7, 2005 and hereby appoints Sukhbir Singh Mudan and Alan S. Knitowski, and each of them, as proxies of the undersigned, each with full power of substitution, with full authority to vote on behalf of the undersigned at the Special Meeting of Stockholders of Caneum to be held on Monday, February 28, 2005 at 10:00 a.m., local time, at Caneum’s offices at 170 Newport Center Drive, Suite 220, Newport Beach, California, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in accordance with the following instructions.

1. PROPOSAL TO AMEND THE 2002 STOCK OPTION/STOCK ISSUANCE PLAN (THE “PLAN”) TO INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER THE PLAN FROM 3,000,000 TO 7,500,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

It is not expected that any matters other than those described in the Proxy Statement will be presented at the Special Meeting. If any other matters are presented, the proxies are authorized to vote upon such other matters in accordance with their discretion.

PLEASE SIGN AND RETURN IMMEDIATELY

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO THE PLAN AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE SPECIAL MEETING.

Signature:

Date:

Signature:

Date:

(This Proxy should be marked, dated, and signed by the stockholder(s) exactly as his or her name appears hereon. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority. In the case of shares owned by a corporation, an authorized officer should sign and state his or her title. In the case of shares owned by a partnership, an authorized partner or other person should sign. Please return the signed proxy promptly in the enclosed envelope.)

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